UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016

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THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2016, The Hanover Insurance Group, Inc. (the “Company”) announced that Robert A. Stuchbery, President of International Operations and Deputy Chairman of Chaucer, will retire from the Company and each of its subsidiaries effective on May 31, 2016.

In connection with Mr. Stuchbery’s separation, the Company and Mr. Stuchbery entered into a letter agreement dated March 24, 2016, the material terms of which are as follows:

•	Mr. Stuchbery will continue in his current role through May 31, 2016 (his “Separation Date”);
•

Mr. Stuchbery’s bonus under the 2015 Chaucer Annual Bonus Scheme (the “2015 Chaucer STIP”) will be paid in the amount of $831,661 (£543,569), all of which will be paid in a single lump sum in April 2016;

•

at the same time he receives his bonus payout under the 2015 Chaucer STIP, Mr. Stuchbery will be paid an additional discretionary bonus associated with the 2015 transfer of Chaucer’s U.K. motor business in the amount of $105,148 (£68,724);

•	on or about his Separation Date, Mr. Stuchbery will be paid his 2015 long-term cash incentive award in the amount of $172,890 (£113,000); and
•	Mr. Stuchbery will be subject to confidentiality provisions and, for a period of one year following his Separation Date, non-solicitation, non-interference and limited non-competition restrictions.

The metric for funding the 2015 Chaucer STIP was originally based upon a post-tax return on equity calculation for the Chaucer segment. However, when making its final funding decisions with respect to the program and Mr. Stuchbery, the Compensation Committee of the Board of Directors modified the metric and scale to reflect a return on allocated capital (ROAC) formula because it concluded that utilizing a ROAC metric better aligned with internal corporate allocation methodology used to measure returns for each of our business units.

The foregoing description of the terms of the letter agreement do not purport to be complete and are qualified in their entirety by the letter agreement attached hereto as Exhibit 10.1, and incorporated herein by reference.

Any amounts set forth herein that are paid or accrued in U.K. Pounds Sterling (“GBP”), have been converted into U.S. Dollars (“USD”) using the average exchange rate in effect for 2015 (1.53 USD/GBP).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Letter Agreement dated March 24, 2016 by and between Robert A. Stuchbery and the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Date: March 30, 2016	By:	/s/ J. Kendall Huber
J. Kendall Huber
Executive Vice President, General
Counsel and Asst. Secretary

EXHIBIT INDEX

10.1	Letter Agreement dated March 24, 2016 by and between Robert A. Stuchbery and the Registrant.